                                                                   EXHIBIT 10.29



                FIRST AMENDED CONFIDENTIAL SEPARATION AGREEMENT,
              GENERAL RELEASE AND INDEPENDENT CONTRACTOR AGREEMENT

      This First Amended Confidential Separation Agreement, General Release and Independent Contractor Agreement ("Amended Agreement") is made as of this 10th day of March 2005 by and between, Eric Rome, a resident of the State of Texas ("Employee") and Technical Olympic USA, Inc., a Delaware corporation (the "Company"), all of its current and former parents, partnerships, joint ventures, subsidiaries, related companies, affiliates, and each of them, as well as its and their trustees, directors, officers, agents, employees, stockholders, representatives, assignees, and successors, and each of them (collectively, the "Company").

         WHEREAS, Employee and the Company entered into that certain Employment Agreement of January 1, 2003 (herein the "Employment Agreement"), and the Employment Agreement is still in current force and effect between the parties;

         WHEREAS, Employee and the Company agree to terminate the employment of the Employee under the Employment Agreement as of March 11, 2005; and, agreed to provide for a new and independent relationship between the Employee and Company after March 11, 2005 on the terms and conditions as set forth in that certain Confidential Separation Agreement and General Release ("Agreement") previously executed between the Parties;

         WHEREAS, Employee (sometimes referred to herein when appropriate as Independent Contractor) and the Company agree to supersede the Agreement on the terms provided herein to the extent they are inconsistent with the Agreement; and, to terminate that certain Project Consulting Agreement with TOUSA Homes, Inc. dated March 10, 2005; it is

            THEREFORE, in consideration of the covenants undertaken by both parties hereto, Employee and the Company agree as follows:

1. EMPLOYMENT SEPARATION. Employee, currently employed as Executive Vice President of the Company's homebuilding entity, will separate from the Company effective March 11, 2005 (the "Separation Date"). Employee and the Company acknowledge that the parties have agreed to the employment termination as of March 11, 2005 as set forth in this Amended Agreement, and an electronic announcement of Employee's separation from the Company will be distributed by the Company to pertinent employees by March 14, 2005, provided that such announcement is approved by Employee prior to distribution by the Company. This Amended Agreement supersedes the terms of the Agreement to the extent that the revisions of the Amended Agreement are inconsistent with the Agreement. The Parties agree to terminate and treat as a nullity that certain Project Consulting Agreement with TOUSA Homes, Inc. executed previously as of March 10, 2005.



/s/ ER      Employee
------------
/s/ CO      Company
------------

2.       FINAL SALARY AND BONUS PAYMENTS.

         a) On March 15, 2005, the Company shall pay Employee his final payroll check at his then-current base salary, less standard deductions and withholdings, through March 15, 2005.

         b) On March 15, 2005, the Company shall pay Employee the lump sum of $82,500.00, less standard deductions and withholdings.

3. TRANSITION. Employee agrees to work in a diligent manner, conscientiously, expediently, and in the best interest of the Company, to effect a smooth transition of his job responsibilities to others up to and through March 11, 2005.

4. ADDITIONAL CONTRACTUAL PAYMENTS. In consideration for the below promises and covenants by Employee, the Company agrees to pay Employee Contractual Payments and subsequent Special Payments (collectively "Additional Contractual Payments").

         a) CONTRACTUAL PAYMENTS. In consideration for the below recited promises, the Company will pay Employee monthly Contractual Payments in the amount of $38,666.66 (hereafter "Contractual Payments") per month, with such Contractual Payments to commence on March 15, 2005 (monthly payment for March 2005 shall be pro rata from March 15, 2005 until March 31, 2005) and to continue through December 31, 2007. The monthly Contractual Payments will be paid to Employee in two (2) equal installment payments on the 1st and 15th days of each month in Travis County, Texas, and shall be subject to standard withholdings. Employee agrees that his entitlement to the Contractual Payments is expressly conditioned on his execution of this Amended Agreement. Unless the Employee revokes the Amended Agreement, which he understands he may do within 7 days after signing as set forth in paragraph 12 below, he will be entitled to receive his Contractual Payments commencing seven (7) days following his execution of this Amended Agreement, retroactive to March 15, 2005 with the Contractual Payments continuing until paid in full through December 31, 2007.

         b) SPECIAL PAYMENTS. In further consideration for the below promises, Employee shall receive "Special Payments" from the Company in the total lump sum of $1,286,000.00. The Company will pay these Special Payments in four (4) equal installment payments of $321,500.00 each to Employee in Travis County, Texas on the 15th day after the completion of each calendar quarter, commencing 1Q of Y2005. The first installment of $321,500.00 shall be due on April 15, 2005, and the remaining three (3) installment payments will be due on the 15th day of the month following the end of each calendar quarter until the total lump sum of $1,286,000.00 has been paid by the Company to Employee.


/s/ ER      Employee
------------
/s/ CO      Company
------------

5.       ADDITIONAL CONSIDERATION.

         a) BENEFITS CONTINUATION. For the duration of this Amended Agreement, Employee and his dependents shall be entitled to elect to continue to participate in the Company's medical, dental and vision insurance plans in accordance with the Company's summary plan document

         b) AUTO/TELEPHONE ALLOWANCE. Employee shall receive a monthly perquisite allowance of $1725.00, to commence March 15, 2005 and continuing through December 31, 2007, as payment by the Company for an automobile and telephone allowance to allay Employee's expenses incurred related to the services to be performed by Employee under paragraph 6 herein.

         c) VACATION ALLOWANCE. Employee shall be paid for any accrued, but unused vacation days, through his Separation Date on March 15, 2005.

6. INDEPENDENT CONTRACTOR'S OBLIGATIONS; COMPANY'S OBLIGATIONS AFTER MARCH 11, 2005. In consideration of the mutual agreements of the parties, the Company and Independent Contractor agree to the following Independent Contractor relationship after March 11, 2005:

         a) COMPANY'S RIGHT OF FIRST REFUSAL. Independent Contractor shall actively seek real property for acquisition in Company's existing homebuilding markets, either as developed lots or to be developed as lots. Independent Contractor shall dedicate such time as is reasonably necessary to satisfy his job as solely determined by Independent Contractor, but he shall spend no less than 500 hours per annum in his overall pursuit even though those hours may not necessarily result, or be allocable, in an effort for the Company. Independent Contractor shall offer the same to the Company and hereby grants to Company the right of first refusal (the "ROFR") to pursue acquisition of said property as follows:

                  (i) Independent Contractor shall provide written notice to Company of the location of the property, the price of the property, and the general terms and conditions for the acquisition of the property ("ROFR Notice").

                  (ii) Within fifteen (15) days of receipt of the ROFR Notice, the Company shall notify Independent Contractor if Company elects to pursue such opportunity. Company's failure to respond or failure to respond timely shall be deemed its election not to exercise its ROFR.

                  (iii) If Company and the seller of the property fail to execute a purchase agreement within 60 days from the ROFR Notice by Independent Contractor to the Company, Independent Contractor shall be free to offer any of said property to a third party.

                  (iv) Company's right to exercise the ROFR shall expressly be subject to Company being in compliance with all



/s/ ER      Employee
------------
/s/ CO      Company
------------
                           provisions of this Amended Agreement at all times from the time such ROFR is exercised until the respective transaction is closed.

         b) RIGHT OF FIRST REFUSAL PAYMENTS. With regard to any property to which the Company exercises its ROFR and enters into a purchase agreement as provided in paragraph 6(a) above, whether during or after the term (the "ROFR Property"), Independent Contractor shall be entitled to receive consideration in addition to his monthly Contractual Payments set forth in paragraph 4(a) above (herein "ROFR Payments"), as follows:

                  (i) The Company shall pay to Independent Contractor ROFR Payments equal to three percent (3%) of the base purchase price of each developed lot (or the equivalent thereof, if acreage) paid by the Company to the seller as and when the acquisition of the respective lot or group of lots (or acreage, if applicable) is closed by the Company.

                  (ii) In addition, the parties acknowledge that the Asset Committee of the Company will prepare a proforma (the "Proforma") of the project in which the lots will be acquired and homes will be constructed. Such Proforma shall specify a projected gross profit margin ("PGPM") reflected in a percentage anticipated for the project. The Company shall confirm the same to Independent Contractor by a copy of its approval of the project. If the actual gross profit margin ("AGPM") on completion of a project exceeds the PGPM 2.5%, but less than 5.0%, then the Company shall pay to Independent Contractor an ROFR Payment equal to two percent (2%) of the original base purchase price of the lots. If the AGPM on completion of a project exceeds the PGPM by 5%, then the Company shall pay to the Independent Contractor an ROFR Payment equal to three percent (3%) of the original base purchase price of the lots. AS AN EXAMPLE OF THE PAYMENT STRUCTION, IF THE PGPM OF A PROJECT IS 21.4% AND THE AGPM IS 23%, NO ROFR PAYMENT SHALL BE DUE. IF THE PGPM IS 21.4% AND THE AGPM IS 24% THEN INDEPENDENT CONTRACTOR SHALL BE ENTITLED TO AN ROFR PAYMENT OF 2% OF THE ORIGINAL BASE PURCHASE PRICE OF THE LOTS. IF THE PGPM IS 21.4% AND THE AGPM IS 26.8%, THEN INDEPENDENT CONTRACTOR SHALL BE ENTITLED TO AN ROFR PAYMENT OF 3% OF THE ORIGINAL BASE PURCHASE PRICE OF THE LOTS. The ROFR Payment shall be paid within thirty (30) days after the completion of the project within which the lots are located. "Completion" shall mean construction and sale of homes on at least 90% of the lots acquired under each contract or amendment thereto.

                  (iii) The obligation of the Company to make the ROFR Payments hereunder shall survive the termination or expiration of the term of this Amended Agreement.


/s/ ER      Employee
------------
/s/ CO      Company
------------

         c)       INDEPENDENT CONTRACTOR'S HOMEBUILDING LIMITATIONS.

                  Unless Independent Contractor has received the prior written consent of the Chief Executive Officer or the Board of Directors of the Company, Independent Contractor agree as follows:

                  (i) Independent Contractor agrees that during Y2005, Independent Contractor will not, individually or in connection with any third party business entity, close and fund on more than 20 new construction homes provided that (i) each such home has a total sales price of not more than $375,000.00, and (ii) is located in any current homebuilding market of the Company.

                  (ii) Independent Contractor agrees that during Y2006, Independent Contractor will not, individually or in connection with any third party business entity, close and fund on more than 75 new construction homes provided that (i) each such home has a total sales price of not more than $375,000.00, and (ii) is located in any current homebuilding market of the Company.

                  (iii) Independent Contractor agrees that during Y2007, Independent Contractor will not, individually or in connection with any third party business entity, close and fund on more than 150 new construction homes provided that (i) each such home has a total sales price of not more than $375,000.00, and (ii) is located in any current homebuilding market of the Company.

         Provided, however, and notwithstanding the foregoing, if Independent Contractor gives the Company 60 days' notice of his intent to terminate his obligations under this paragraph 6, then the Company's obligation to make the Additional Contractual Payments (including both Contractual Payments and Special Payments) under paragraph 4 shall likewise terminate at the expiration of the 60-day notice of termination, provided, however that any ROFR Payments due to Independent Contractor from the Company under paragraph 6 will survive the termination of this Amended Agreement.

7. STOCK OPTIONS. The Company and Employee acknowledge and agree that upon execution of this Amended Agreement, Employee is fully vested in 20,000 options of the Company's stock that were granted to him during his employment. The parties further acknowledge and agree that any other options Employee has, but which have not been vested by the Separation Date, shall terminate, pursuant to the terms and conditions of the Associate Stock Option Agreement of March 3, 2003.

8. COMPANY PROPERTY. On or prior to March 11, 2005, Employee shall return to the Company all property, including, but not limited to, Company-issued credit cards, or information, including, without limitation, all reports, files, memos, plans, lists, or other records (whether electronically stored or not) belonging to the Company or its



/s/ ER      Employee
------------
/s/ CO      Company
------------
         affiliates, including copies, extracts or other documents derived from such property or information, provided however that the Company hereby transfers and assigns Employee's cell phone and cell phone number to Employee. Additionally, Employee will retain his computer, fax machine, and printer.

9. NON-DISCLOSURE OF AMENDED AGREEMENT AND NON-DISPARAGEMENT. Employee and the Company acknowledge and agree that each will not: (i) take any action or make any statement, written or oral, which disparages or defames the goodwill or reputation of the other; or (ii) discloses to any third party or entity the terms or conditions of this Amended Agreement without the prior written consent of the other party, except the Employee may disclose the terms and conditions of this Amended Agreement to his immediate family and his legal and financial advisors provided they agree to be bound by this same obligations of confidentiality to the Company. This subsection does not prohibit disclosures to the extent necessary legally to enforce this Amended Agreement, nor does it prohibit disclosures to the extent otherwise legally required. The Company shall comply with its standard referral and reference check policy, whereby the Company will verify, with Employee's consent, his dates of employment and positions held and that he is eligible for rehire.

10. NO-REEMPLOYMENT. Employee agrees not to seek reemployment with the Company, and further agrees that any attempt to be rehired will be deemed to be a nullity.

11.      COMPLETE RELEASES BY THE PARTIES.

         a) EMPLOYEE'S RELEASE. In consideration for the Additional Contractual Payments stated above by the Company and for other good and valuable consideration, Employee irrevocably and unconditionally releases the Company from any and all known and unknown claims, complaints, causes of action, or demands ("Actions") of whatever kind or nature arising out of any action, conduct, decision, behavior, or event occurring prior to the effective dates of this General Release, including, but not limited to, actions under Title VII of the Civil Rights Act of 1964; the Older Workers Benefit Protection Act as amended, the Age Discrimination in Employment Act of 1967; the Equal Pay Act of 1993; the Rehabilitation Act of 1973; Section 1981 of the Civil Rights of 1866; the Civil Rights Act of 1991; the Americans with Disabilities Act; the Family and Medical Leave Act of 1993, the Worker's Adjustment and Retraining Notification Act; any other federal, state or local state or local statue or regulation regarding employment or discrimination in employment or Separation of employment; and any Actions under any theory of libel, slander, breach of contract, wrongful discharge, detrimental reliance, intentional or negligent infliction of emotional distress, tort, or any other theory under the common law, and any Actions for uncompensated expenses, incentive pay, separation pay, vacation pay, or any other form of compensation, PROVIDED THAT Employee is not releasing (a) any rights or benefits, whether monetary or non-monetary, provided to him in this Amended Agreement or (b) any vested rights Employee may



/s/ ER      Employee
------------
/s/ CO      Company
------------
                  currently have under the Company's: (i) Deferred Compensation Plan or (ii) Savings (401k) Plan. The Employee covenants not to sue the Company or bring any Actions on any claims through March 11, 2005, PROVIDED FURTHER THAT Employee may enforce the terms and conditions of this Amended Agreement.

         THIS MEANS THAT BY SIGNING THIS AMENDED AGREEMENT, EMPLOYEE WILL HAVE WAIVED ANY RIGHT HE MAY HAVE HAD TO BRING A LAWSUIT OR MAKE ANY LEGAL CLAIM AGAINST THE COMPANY THAT IN ANY WAY ARISES FROM OR RELATES TO HIS EMPLOYMENT RELATIONSHIP WITH THE COMPANY OR THE SEPARATION OF HIS EMPLOYMENT RELATIONSHIP WITH THE COMPANY EXCEPT AS RETAINED HEREIN.

         b) THE COMPANY'S RELEASE. In consideration for Employee's Release stated above and for other good and valuable consideration, the Company irrevocably and unconditionally releases Employee from his Employment Agreement, any and all known and unknown claims, complaints, causes of action, or demands ("Actions") of whatever kind or nature arising out of any action, conduct, decision, behavior, or event occurring prior to the effective dates of this General Release, PROVIDED that the Company is not releasing (a) any rights or benefits, whether monetary or non-monetary, provided to it in this Amended Agreement. The Company covenants not to sue the Employee or bring any Actions, PROVIDED FURTHER THAT the Company may enforce the terms and conditions of this Amended Agreement.

         THIS MEANS THAT BY SIGNING THIS AMENDED AGREEMENT, THE COMPANY WILL HAVE WAIVED ANY RIGHT IT MAY HAVE HAD TO BRING A LAWSUIT OR MAKE ANY LEGAL CLAIM AGAINST THE EMPLOYEE THAT IN ANY WAY ARISES FROM OR RELATES TO HIS EMPLOYMENT RELATIONSHIP WITH THE COMPANY OR THE SEPARATION OF HIS EMPLOYMENT RELATIONSHIP WITH THE COMPANY EXCEPT AS RETAINED HEREIN.

12. REVOCATION PERIOD. Employee hereby acknowledges that he has been advised to consult with an attorney and has been provided at least twenty-one days for a full and complete opportunity to review this Amended Agreement with his attorney. Employee waives any right to additional time to consider this Amended Agreement. Employee may revoke this Amended Agreement for a period of seven (7) days following his signing of this Amended Agreement. The last day on which this Amended Agreement can be revoked is called the "Last Revocation Day." Revocation can only be made by delivering a written notice of revocation to Clint Ooten, Human Resources Director, Technical Olympic USA, Inc., 4000 Hollywood Blvd., Suite 500-N, Hollywood, FL 33021. For this revocation to be effective it must be received no later than the close of business on the seventh day following its execution. If the employee does not revoke this Amended Agreement it shall go into effect on the eighth day following its execution.



/s/ ER      Employee
------------
/s/ CO      Company
------------

\
13. NON-ADMISSION OF WRONGDOING. The parties agree not to assert that this Release is an admission of wrongdoing or liability of the other and the parties acknowledge that neither has, believes or admits that it has done anything wrong.

14. REASONABLE COOPERATION. Employee promises to cooperate with the Company in any investigations that are initiated by the Company or any government entitles or agencies into matters occurring during Employee's employment with the Company. Employee agrees that in the event he is requested to testify or subpoenaed in connection with any proceeding or action involving the Company he will provide immediate notice to the Company, to enable it to respond to any such request or subpoena. The Company will reimburse Employee for reasonable expenses incurred. This promise will not prohibit Employee from testifying pursuant to a subpoena in connection with any inquiry they may be conducting into the Company's business practice. In the course of any investigation, he is not authorized to waive any attorney-client or other privileges that belong to the Company.

15. NO PENDING CHARGES OR COMPLAINTS. Employee agrees that he has not filed, initiated, or prosecuted (or caused to be filed, initiated, or prosecuted) any lawsuit, complaint, charge, action, compliance review, investigation, or proceeding with respect to any claim this Amended Agreement purports to waive, and he promises never to do so in the future, whether as a named plaintiff, class member or otherwise. Employee promises to request any administrative agency or other body assuming jurisdiction of any such lawsuit, etc. to withdraw from the matter or dismiss it with prejudice. However, the two preceding sentences shall not preclude him from filing or prosecuting a charge with any administrative agency with respect to any such Claim as long as he does not seek any damages, remedies, or other relief for himself personally, which he promises not to do, and any right to which, he hereby waives. If he is ever awarded or recovers any amount as to any claim, he has purported to waive in this Amended Agreement, he agrees that the amount of the award or recovery shall be reduced by the amounts he was paid under this Amended Agreement, increased appropriately for the time value of money, using an interest rate of 10 percent per annum. To the extent such setoff is not effective, he promises to pay, or assign to the Company his right to receive the amount that should have been set off. This paragraph shall not apply to ADEA claims to the extent, if any, prohibited by applicable law.

16. ENTIRE AGREEMENT. This Amended Agreement is the entire agreement between Employee and the Company relating to Employee's employment, separation of employment, and supercedes the Employment Agreement between the parties, except that the Employee is not releasing any fringe benefit accounts or fringe benefit plans not specifically released by the Employee herein. This Amended Agreement may not be modified or canceled in any manner, nor may any provision of it or any legal remedy with respect to it be waived, except by in writing signed by both Employee and an authorized Company official. If any provision in this Amended Agreement is found to be unenforceable all other provisions will remain fully enforceable.


/s/ ER      Employee
------------
/s/ CO      Company
------------

17. APPLICABLE LAW; SEVERABILITY. This Amended Agreement shall be governed by and construed under the laws of the State of Texas. In the event any Arbitrator, Court of Law, or Agency should determine that any term or provision of this Amended Agreement is unenforceable, such term or provision shall be deemed to be deleted as though it had never been a part of this Amended Agreement, and the validity, legality and enforceability of the remaining terms and provisions shall not be in any way affected or imperiled thereby.

18. NOTICES. All notices and other communications hereunder shall be communicated to the parties in writing and shall be deemed to have been given (a) when delivered personally or by telefax to the party specified, or (b) provided that a written acknowledgment of receipt or delivery is obtained, two (2) business days after delivery by certified or registered mail, or when delivered by a nationally recognized overnight courier to the address set forth below (or to such other address or telecopier number for such party as shall be specified):

         IF TO EMPLOYEE (ALSO CALLED INDEPENDENT CONTRACTOR HEREIN):
         Mr. Eric Rome
         2911 Montebello Court
         Austin, Texas  78746
         Telephone:  (512) 328-0579
         Telefax:  (512) 328- 5158

         IF TO THE COMPANY:
         Antonio B. Mon, CEO
         Technical Olympic USA, Inc.
         4000 Hollywood Blvd., Suite 500-N
         Hollywood, FL  33021
         Telephone:  (954) 364-4000
         Telecopier:  (954) 364-4020

19.      ARBITRATION.

         a) Employee/Independent Contractor and the Company agree and stipulate that the services rendered in this transaction involve interstate commerce as defined in the Federal Arbitration Act, 9 U.S.C.ss.1 ET SEQ., and that this Arbitration Agreement is covered and governed pursuant to the Federal Arbitration Act.

         b) Employee/Independent Contractor and the Company agree that, should a controversy arise, any and all claims shall be resolved in arbitration under the then-current National Rules for the Resolution of Employment Disputes ("Rules") of the American Arbitration Association ("AAA") before an arbitrator who is licensed to practice law in the state in which the arbitration is convened ("the Arbitrator"). The arbitration shall take place in Dallas, Texas.


/s/ ER      Employee
------------
/s/ CO      Company
------------

         c) The Arbitrator shall be selected as follows: AAA shall give each party a list of arbitrators drawn from its panel of employment arbitrators pursuant to Rule 9 of the Rules. Each party may strike two names on the list it deems unacceptable in accordance with the Rules. If only one common name remains on the lists of all parties, that individual shall be designated as the Arbitrator. In the event no Arbitrator is agreed to then AAA shall select the Arbitrator in accordance with the Rules.

         d) The Arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the state in which the claim arose, or federal law, or both, as applicable to the claim(s) asserted. The Federal Rules of Evidence shall apply. The Arbitrator, and not any federal, state, or local court or agency, shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability or formation of this Amended Agreement, including but not limited to any claim that all or any part of this Amended Agreement is void or voidable. The arbitration shall be final and binding upon the parties.

         e) The Arbitrator shall have jurisdiction to hear and rule on pre-hearing disputes and is authorized to hold pre-hearing conferences by telephone or in person as the Arbitrator deems necessary. The Arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure.

         f) Either party, at its expense, may arrange for and pay the cost of a court reporter to provide a stenographic record of proceedings.

         g) Either party, upon request at the closing of hearing, shall be given leave to file a post-hearing brief. The time for filing such a brief shall be set by the Arbitrator.

         h) Either party may bring an action in any court of competent jurisdiction to compel arbitration under this Amended Agreement and to enforce an arbitration award. A prevailing party bringing suit to enforce an arbitration award shall additionally be entitled to reasonable attorneys' fees for the suit to enforce or confirm the arbitration award, whether or not the arbitration award so specifically provides. Except as otherwise provided in this Amended Agreement, both parties agree that neither party will initiate or prosecute any lawsuit or administrative action in any way related to any claim covered by this Amended Agreement.

         i) The Arbitrator shall render an award and opinion in the form typically rendered in employment arbitrations.

         j) The results of the arbitration, unless otherwise agreed by the parties or ordered by the Arbitrator on motion, are not confidential and may be reported by any news agency or legal publisher or service.



/s/ ER      Employee
------------
/s/ CO      Company
------------

         k) The parties shall equally share the deposits for fees and costs of the Arbitration. Each party will deposit funds or post other appropriate security for its share of the Arbitrator's fee, in an amount and manner determined by the Arbitrator, ten (10) days before the first day of the hearing. Each party shall pay for its own costs and attorneys' fees, if any. However, if any party prevails on a statutory claim which affords the prevailing party attorneys' fees, or if there is a written agreement providing for fees, the Arbitrator may award reasonable fees to the prevailing party.

20. CHANGE IN CONTROL. A Change In Control will be deemed to have occurred for purposes hereof, upon any one of the following events: (a) any person (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Company (including its subsidiaries, directors, and executive officers) has become the beneficial owner, within the meaning of Rule l3d-3 under the Exchange Act, of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Common Stock or equivalent in voting power of any class or classes of the Company's outstanding securities ordinarily entitled to vote in elections of directors ("voting securities"); or (b) shares representing fifty percent (50%) or more of the combined voting power of the Company's voting securities are purchased pursuant to a tender offer or exchange offer (other than an offer by the Company or its subsidiaries or affiliates); or (c) as a result of, or in connection with, any tender offer or exchange offer, merger or other business combination, sale of assets, or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or of any successor to the Company; or (d) the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company, other than (i) any party to such merger or consolidation, or (ii) any affiliates of any such party; or (e) the Company transfers more than fifty percent (50%) of its assets, or the last of a series of transfers results in the transfer of more than fifty percent (50%) of the assets of the Company, to another entity that is not wholly-owned by the Company or (vi) the Board, approves a resolution that for purposes of this Amended Agreement a Change In Control has occurred. For purposes of subsection
         (e), the determination of what constitutes fifty percent (50%) of the assets of the Company shall be made by the Board, as constituted immediately prior to the events that would constitute a Change In Control if fifty percent (50%) of the Company's assets were transferred


/s/ ER      Employee
------------
/s/ CO      Company
------------
         in connection with such events, in its sole discretion. In the event of a Change In Control, this Amended Agreement will terminate at the election of the Employee, and the Company will immediately pay to Employee, a lump sum payment in cash equal to all payment due to Employee under paragraph 2, all Contractual Payments and Special Payments as due to Employee from the Company as described under paragraph 4 of this Amended Agreement, and all Additional Contractual Payments due to Employee from the Company on the existing real estate projects as described under paragraph 6(b).

21. TERMINATION ON DEATH. This Amended Agreement will terminate upon the death of Employee/Independent Contractor, and the Company will immediately pay to Employee/Independent Contractor's wife, if she has not predeceased him and if she is married to Employee/Independent Contractor on the date of his death, a lump sum payment (the "Widow Payment") in cash equal to all remaining payment due to Employee/Independent Contractor under paragraph 2, and all Contractual Payments and Special Payments due to Employee/Independent Contractor from the Company as described under paragraph 4 of this Amended Agreement. If Employee/Independent Contractor is not married at the time of his death or if Employee/Independent Contractor's wife has predeceased Employee/Independent Contractor, the Company shall be obligated to make the Widow Payment to Employee/Independent Contractor's estate. Additionally, in the event of Employee/Independent Contractor's death, the Company shall pay to Employee/Independent Contractor's wife, or his estate if she has predeceased him or is not married to him on the date of his death, Employee/Independent Contractor's accrued but unpaid Additional Contractual Payments for any uncompleted real estate projects under paragraph 6(b) and any amount due (and not previously paid) to Employee/Independent Contractor under paragraph 5. Additionally, Employee/Independent Contractor's dependent(s) may elect upon written notice to the Company of their decision to continue COBRA benefits for Employee/Independent Contractor's dependent(s) as set forth in paragraph 5(a) at their own expense within 60 days of the death of Employee/Independent Contractor.

22. EXECUTION. This Amended Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.




         Dated: As of March 10, 2005         Employee/Independent Contractor:

                                             /s/  ERIC ROME
                                             ----------------------------------
                                             ERIC ROME



                                             TECHNICAL OLYMPIC USA, INC.

         Dated: As of March 10, 2005         By:  /s/  CLINT OOTEN
                                                -------------------------------
                                             Printed Name:      CLINT OOTEN
                                                          ---------------------
                                             Title:   VP HR AND ADMINISTRATION
                                                   ----------------------------



/s/ ER      Employee
------------
/s/ CO      Company
------------



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